                             LETTER OF TRANSMITTAL

                               OFFER TO EXCHANGE
                10 1/2% SENIOR NOTES DUE 2008 (CUSIP:         )
                 (REGISTERED UNDER THE SECURITIES ACT OF 1933)
                          FOR ANY AND ALL OUTSTANDING
  10 1/2% SENIOR NOTES DUE 2008 (CUSIP: U4913MAA4 AND 49308AAA1 AND 49308AAB9)

                                       OF

                              KEY COMPONENTS, LLC
                                      AND

                          KEY COMPONENTS FINANCE CORP.
              PURSUANT TO THE PROSPECTUS DATED             , 1998

       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
NEW YORK CITY TIME, ON          , 1998 UNLESS EXTENDED (THE "EXPIRATION DATE").

                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS
 IF YOU DESIRE TO ACCEPT THE EXCHANGE OFFER, THIS LETTER OF TRANSMITTAL SHOULD
           BE COMPLETED, SIGNED, AND SUBMITTED TO THE EXCHANGE AGENT:

                    UNITED STATES TRUST COMPANY OF NEW YORK

           By Facsimile:                 By Mail or Overnight Delivery:      By Hand Delivery before 4:30 p.m.:
    United States Trust Company           United States Trust Company           United States Trust Company
            of New York                           of New York                           of New York
       Attn: Customer Service             P.O. Box 843 Cooper Station                   111 Broadway
           (212) 780-0592                   New York, New York 10276              New York, New York 10006
        To Confirm Receipt:              Attn: Corporate Trust Services              Attn: Lower Level
           (800) 548-6565                                                          Corporate Trust Window

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     For any questions regarding this Letter of Transmittal or for any additional information, you may contact the Exchange Agent.

     The undersigned hereby acknowledges receipt of the Prospectus dated
          , 1998 (as it may be supplemented and amended from time to time, the "Prospectus") of Key Components, LLC, a Delaware limited liability company (the "Company") and Key Components Finance Corp., a Delaware corporation (together with the Company, the "Issuers"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Issuers' offer (the "Exchange Offer") to exchange $1,000 in principal amount at maturity of their 10 1/2% Senior Notes due 2008 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 in principal amount at maturity of their outstanding 10 1/2% Senior Notes due 2008 (the "Old Notes"), of which $80,000,000 aggregate principal amount at maturity is outstanding. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     This Letter of Transmittal is to be used either if (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders, (ii) tender of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in "The Exchange
Offer -- Procedures for Tendering" in the Prospectus by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures." Delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The term "Holder" as used herein means any person in whose name Old Notes are registered on the books of the Issuers or any other person who has obtained a properly completed bond power from the registered holder.

     All Holders of Old Notes who wish to tender their Old Notes must, prior to the Expiration Date: (1) complete, sign and deliver this Letter of Transmittal or facsimile thereof, to the Exchange Agent, in person or to the address set forth above; and (2) tender (and not withdraw) his or her Old Notes or, if a tender of Old Notes is to be made by book-entry transfer to the account maintained buy the Exchange Agent at DTC, confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter of Transmittal. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter of Transmittal to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange
Offer -- Guaranteed Delivery Procedures" in the Prospectus. (See Instruction 2).

     The undersigned hereby tenders the Old Notes described in Box 1 below (the "Tendered Notes") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Notes and the undersigned represents that it has received from each beneficial owner of the Tendered Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

     Subject to, and effective upon, the acceptance for exchange of the Tendered Notes, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuers all right, title, and interest in, to and under the Tendered Notes.

     Please issue the New Notes exchanged for Tendered Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under "SPECIAL DELIVERY INSTRUCTIONS" below (see Box 3), please send or cause to be sent the certificates for the New Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuers) with respect to the Tendered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver the Tendered Notes to the Issuers or cause ownership of the Tendered Notes to be transferred to, or upon the order of, the Issuers, on the books of the registrar for the Old Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuers upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to which the undersigned is entitled upon acceptance by the Issuers of the Tendered Notes pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered Notes and that the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Tendered Notes are acquired by the Issuers as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Issuers or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

     The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

     By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the New Notes to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the New Notes, (iii) except as otherwise disclosed in writing herewith, neither the undersigned nor any Beneficial Owner is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act"), of the Issuers and (iv) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer with the intention or for the purpose of distributing the New Notes or who is an affiliate must and will comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale of the New Notes (to the extent applicable) acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission (the "Commission") set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer." In addition, by accepting the Exchange Offer, the undersigned hereby (i) represents and warrants that, if the undersigned or any Beneficial Owner of the Old Notes is a broker-dealer, such broker-dealer acquired the Old Notes for its own account as a result of market-making activities or other trading activities and has not entered into any arrangement or understanding with the Issuers or any affiliate of the Issuers to distribute the New Notes to be received in the Exchange Offer, and (ii) acknowledges that, by receiving New Notes for its own account in exchange for Old Notes, where such Old Notes were acquired as a result of market-making activities or other trading activities, such broker-dealer will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes. Such a broker-dealer will not be deemed, solely by reason of such acknowledgment and prospectus delivery, to admit that it is an "underwriter" within the meaning of the Securities Act.

     Holders of Old Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's DTC account. DTC will then send an Agent's Message (as defined in the Prospectus) to the Exchange Agent for its acceptance. DTC participants may also accept the Exchange Offer prior to the Expiration Date by submitting a Notice of Guaranteed Delivery through ATOP.

[ ]  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED HEREWITH.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE "USE OF GUARANTEED DELIVERY" BELOW (BOX 4).

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "USE OF BOOK-ENTRY TRANSFER" BELOW (BOX 5).

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:

    ----------------------------------------------------------------------------

    Address:

    ----------------------------------------------------------------------------

     If the undersigned is not a broker-dealer, the undersigned represents that it its not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS TO THIS LETTER, CAREFULLY BEFORE COMPLETING THE BOXES

-----------------------------------------------------------------------------------------------------------
                                                   Box 1
                                         DESCRIPTION OF OLD NOTES
                              (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)
-----------------------------------------------------------------------------------------------------------
    NAME(S) AND ADDRESS(ES) OF REGISTERED        CERTIFICATE    AGGREGATE PRINCIPAL
  HOLDER(S), EXACTLY AS NAME(S) APPEAR(S) ON     NUMBER(S) OF    AMOUNT REPRESENTED    AGGREGATE PRINCIPAL
NOTE CERTIFICATE(S) (PLEASE FILL IN, IF BLANK)    OLD NOTES*     BY CERTIFICATE(S)      AMOUNT TENDERED**
-----------------------------------------------------------------------------------------------------------

                                                -----------------------------------------------------------

                                                -----------------------------------------------------------

                                                -----------------------------------------------------------

                                                -----------------------------------------------------------

                                                -----------------------------------------------------------

                                                -----------------------------------------------------------

                                                    TOTAL
-----------------------------------------------------------------------------------------------------------

---------------

  * Need not be completed by persons tendering by book-entry transfer.
 ** The minimum permitted tender is $1,000 in principal amount of Old Notes.
    All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the principal amount of all Old Note certificates identified in this box or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.

                                     Box 2

                              BENEFICIAL OWNERS(S)

STATE OF PRINCIPAL RESIDENCE OF EACH                                 PRINCIPAL AMOUNT OF TENDERED NOTES
 BENEFICIAL OWNER OF TENDERED NOTES                                 HELD FOR ACCOUNT OF BENEFICIAL OWNER
------------------------------------                                ------------------------------------
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

                                     Box 3
                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6 AND 7)

TO BE COMPLETED ONLY IF NEW NOTES EXCHANGED FOR OLD NOTES AND UNTENDERED NOTES ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

Mail New Note(s) and any untendered Old Notes to:

Name(s):
--------------------------------------------------------------------------------
                                 (please print)

Address:
--------------------------------------------------------------------------------
                               (include Zip Code)

Tax Identification or Social Security No.:
---------------------------------------------------------------------------

                                     Box 4
                           USE OF GUARANTEED DELIVERY
                              (SEE INSTRUCTION 2)

To be completed ONLY if Old Notes have been tendered by means of a Notice of Guaranteed Delivery.

Name(s) of Registered Holder(s):
--------------------------------------------------------------------------------

Window Ticket No. (if any):
--------------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
--------------------------------------------------------------

Name of Institution that Guaranteed Delivery:
---------------------------------------------------------------------

If Delivered by Book-Entry Transfer:
--------------------------------------------------------------------------------

Account Number with DTC:
--------------------------------------------------------------------------------

Transaction Code Number:
--------------------------------------------------------------------------------

                                     Box 5
                           USE OF BOOK-ENTRY TRANSFER
                              (SEE INSTRUCTION 1)

To be completed ONLY if delivery of Tendered Notes is to be made by book-entry transfer.

Name of Tendering Institution:
--------------------------------------------------------------------------------

Account Number:
--------------------------------------------------------------------------------

Transaction Code Number:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     Box 6
                           TENDERING HOLDER SIGNATURE
                           (SEE INSTRUCTIONS 1 AND 5)
                   IN ADDITION, COMPLETE SUBSTITUTE FORM W-9
                    To Be Completed by All Tendering Holders

   X
   --------------------------------------------------------------------------

   X
   --------------------------------------------------------------------------
         (Signature(s) of Registered Holder(s) or Authorized Signatory)

   Date:
   ------------------------------------------ 1998.

   Note: The above lines must be signed by the registered holder(s) of Old Notes as their name(s) appear(s) on the Old Notes or by persons(s) authorized to become registered holder(s) (evidence of such authorization must be transmitted with this Letter of Transmittal).

   Name(s):
   --------------------------------------------------------------------------
                                 (please print)

   Capacity:
   --------------------------------------------------------------------------

   Address:
   --------------------------------------------------------------------------
                              (Including Zip Code)

   Area Code and Telephone Number:
   --------------------------------------------------------------------------

                 SIGNATURE GUARANTEE (SEE INSTRUCTION 5 BELOW)

   Certain Signatures Must Be Guaranteed by a Medallion Signature Guarantor

   --------------------------------------------------------------------------
        (Name of Medallion Signature Guarantor Guaranteeing Signatures)

   --------------------------------------------------------------------------
    (Address (including zip code) and Telephone Number (including area code)
                                    of Firm)

   --------------------------------------------------------------------------
   (Authorized Signature)

   --------------------------------------------------------------------------
   (Printed Name)

   --------------------------------------------------------------------------
   (Title)

   Date:            , 1998.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     Box 7
                              BROKER-DEALER STATUS

   [ ] Check this box if the Beneficial Owner of the Old Notes is a broker-dealer and such broker-dealer acquired the Old Notes for its own account as a result of market-making activities or other trading activities. If this box is checked, regardless of whether you are tendering by book-entry transfer through ATOP, an executed copy of this Letter of Transmittal must be received within three NYSE trading days after the Expiration Date by Key Components, LLC attention James
       D. Wilcox, facsimile (978) 568-3608.
--------------------------------------------------------------------------------

                              KEY COMPONENTS, LLC
                                      AND
                          KEY COMPONENTS FINANCE CORP.
                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES. This Letter of Transmittal is to be completed by registered Holders of Old Notes if certificates representing such Old Notes are to be forwarded herewith pursuant to the procedures set forth in the Prospectus under "The Exchange
Offer -- Procedures for Tendering," unless delivery of such certificates is to be made by book-entry transfer to the Exchange Agent's account maintained by DTC through ATOP. For a holder to properly tender Old Notes pursuant to the Exchange Offer, a properly completed and duly executed copy of this Letter of Transmittal, including Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein, and either (i) certificates for Tendered Notes must be received by the Exchange Agent at its address set forth herein, or (ii) such Tendered Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "The Exchange
Offer -- Procedures for Tendering" (and a confirmation of such transfer received by the Exchange Agent) in each case prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of certificates for Tendered Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Tendered Notes should be sent to the Company. Neither the Company nor the Exchange Agent is under any obligation to notify any tendering holder of the Company's acceptance of Tendered Notes prior to the closing of the Exchange Offer.

     2. GUARANTEED DELIVERY PROCEDURES. If a registered Holder desires to tender Old Notes pursuant to the Exchange Offer and (a) certificates representing such Old Notes are not immediately available, (b) time will not permit such Holder's Letter of Transmittal, certificates representing such Old Notes and all other required documents to reach the Exchange Agent on or prior to the Expiration Date, or (c) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date, such Holder may nevertheless tender such Old Notes with the effect that such tender will be deemed to have been received on or prior to the Expiration Date if the procedures set forth below and in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures" (including the completion of Box 4 above) are followed. Pursuant to such procedures, (i) the tender must be made by or through an Eligible Institution (as defined), (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company herewith, or an Agent's Message with respect to a guaranteed delivery that is accepted by the Company, must be received by the Exchange Agent on or prior to the Expiration Date, and (iii) the certificates for the tendered Old Notes, in proper form for transfer (or a Book-Entry Confirmation of the transfer of such tendered Old Notes to the Exchange Agent's account at DTC as described in the Prospectus), together with a Letter of Transmittal (or manually signed facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by the Letter of Transmittal or a properly transmitted Agent's Message, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery. Any holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such tendered Old Notes prior to 5:00 p.m., New York City time, on the Expiration Date.

     3. BENEFICIAL OWNER INSTRUCTIONS TO REGISTERED HOLDERS. Only a Holder in whose name Tendered Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Tendered Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the "Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" form accompanying this Letter of Transmittal.

     4. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000 in original principal amount. If less than the entire principal amount of Old Notes held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Old Notes Tendered" (see Box 1) above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes held by the holder is not tendered, then Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

     5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered Holder(s) of the Tendered Notes, the signature must correspond with the name(s) as written on the face of the Tendered Notes without alteration, enlargement or any change whatsoever.

     If any of the Tendered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Notes are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which Tendered Notes are held.

     If this Letter of Transmittal is signed by the registered Holder(s) of Tendered Notes, and New Notes issued in exchange therefor are to be issued (and any untendered principal amount of Old Notes is to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any Tendered Notes, nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the Tendered Notes or transmit a properly completed separate bond power with this Letter of Transmittal with the signature(s) on the endorsement or bond power guaranteed by a Medallion Signature Guarantor (as defined below).

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Tendered Notes, such Tendered Notes must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the registered holder(s) appear(s) on the Tendered Notes, with the signature(s) on the endorsement or bond power guaranteed by a Medallion Signature Guarantor.

     If this Letter of Transmittal or any Tendered Notes or bond powers are signed by trustees, executors, administrators, guardians, attorney-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

     Signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each a "Medallion Signature Guarantor"), unless the Tendered Notes are tendered (i) by a registered holder of Tendered Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Tendered Notes) who has not completed Box 3 ("Special Delivery Instructions") on this Letter of Transmittal, or (ii) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. ("NASD") or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). If the Tendered Notes are registered in the name of a person other than the signor of the Letter of Transmittal or if Old Notes not tendered are to be returned to a person other than the registered Holder, then the signature on this Letter of Transmittal accompanying the Tendered Notes must be guaranteed by a Medallion Signature Guarantor as described above. Beneficial owners whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender such Old Notes.

     6. SPECIAL DELIVERY INSTRUCTIONS. Tendering holders should indicate in Box 3 the name and address to which the New Notes and/or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Tendered Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Tendered Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Tendered Notes listed in this Letter of Transmittal.

     8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that the holder(s) of any Tendered Notes which are accepted for exchange must provide the Exchange Agent (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders

(including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     To prevent backup withholding, each holder of Tendered Notes must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) if previously so notified, the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Tendered Notes are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

     9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Old Notes not validly tendered or any Old Notes the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Old Notes as to any ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     10. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Tendered Notes.

     11. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Old Notes or transmittal of this Letter of Transmittal will be accepted.

     12. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     14. ACCEPTANCE OF TENDERED NOTES AND ISSUANCE OF NEW NOTES; RETURN OF OLD NOTES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Old Notes as soon as practicable after the Expiration Date and will issue New Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted Tendered Notes when, as and if the Company has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any Tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be returned, without expense, to the tendering registered holder at the address shown in Box 1 or at a different address as may be indicated herein under "Special Delivery Instructions" (Box
3).

     15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders".

-----------------------------------------------------------------------------------------------------------------------------------
PAYOR'S NAME: UNITED STATES TRUST COMPANY OF NEW YORK
-----------------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                           PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT
 FORM W-9                             RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.         ---------------------------------
 DEPARTMENT OF THE TREASURY                                                                  Social Security Number
 INTERNAL REVENUE SERVICE
                                                                                             or
                                                                                             ---------------------------------
                                                                                             Employer Identification
                                                                                             Number
                                      -------------------------------------------------------------------------------------------
 PAYOR'S REQUEST FOR TAXPAYER         PART 2 -- CERTIFICATION -- Under Penalties of
 IDENTIFICATION NUMBER ("TIN")        Perjury, I Certify that:                               PART 3 --
 AND CERTIFICATION
                                      (1) the number shown on this form is my correct        Awaiting TIN
                                          Taxpayer Identification Number (or I am waiting
                                          for a number to be issued to me); and              [ ]
                                      (2) I am not subject to backup withholding either
                                          because I have not been notified by the
                                          Internal Revenue Service (the "IRS") that I am
                                          subject to backup withholding as a result of a
                                          failure to report all interest or dividends, or
                                          the IRS has notified me that I am no longer
                                          subject to backup withholding.
-----------------------------------------------------------------------------------------------------------------------------------
                                      CERTIFICATE INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the
                                      IRS stating that you are no longer subject to backup withholding, do not cross out item
                                      (2).
-----------------------------------------------------------------------------------------------------------------------------------
 SIGNATURE ---------------------------------------------------------------------  DATE ------------------------ , 1998
-----------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ALL REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.


-------------------------------------    ------------------------------- , 1998
   Signature                                            Date
--------------------------------------------------------------------------------